Exhibit 10.1
FOURTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT
This FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of June 16, 2021, by and among EVELO BIOSCIENCES, INC., a Delaware corporation (“Borrower Representative”), the undersigned lenders, constituting the Required Lenders, and K2 HEALTHVENTURES LLC, as administrative agent for Lenders (in such capacity, and together with its successors, “Administrative Agent”).
RECITALS
A.Borrowers, Lenders and Administrative Agent are parties to that certain Loan and Security Agreement, dated July 19, 2019 (as amended, restated, supplemented or otherwise modified, from time to time, the “Agreement”).
B.The Third Tranche Term Loan Commitment expired unfunded.
C.The parties desire to amend the Agreement as set forth in this Amendment, including without limitation, to add a commitment with respect to a new tranche.
1. AMENDMENTS
1.1 Section 2.2(a)(iii) is hereby amended to delete therefrom the following “, and together with the First Tranche Term Loan, and the Second Tranche Term Loan, collectively, the ‘Term Loans’, and each, a ‘Term Loan’”.
1.2 A new subsection (iv) is hereby added to Section 2.2(a) of the Agreement immediately after subsection (iii) thereof. to read as follows:
(iv)    Subject to the terms and conditions of this Agreement, each Lender agrees, severally and not jointly, to make to Borrowers an advance on the Fourth Amendment Effective Date in principal amount equal to its Fourth Tranche Term Loan Commitment (the “Fourth Tranche Term Loans”, and together with the First Tranche Term Loan, the Second Tranche Term Loan, and the Third Tranche Term Loan, collectively, the “Term Loans”, and each, a “Term Loan”). Lenders’ commitment to make the Fourth Tranche Term Loans shall terminate upon the funding thereof on the Fourth Amendment Effective Date.
1.3 Section 2.2(b) of the Agreement is hereby amended and restated in its entirety to read as follows:
(b)    Repayment. Commencing on the Amortization Date, and continuing thereafter on the each Payment Date through the Term Loan Maturity Date, Borrowers shall make consecutive equal monthly payments of principal and accrued and unpaid interest, which would fully amortize the principal amount of the Term Loans and accrued interest thereon by the Term Loan Maturity Date, provided that at any time prior to January 1, 2022, Borrower Representative may by written notice to Administrative Agent elect to adjust the repayment schedule such that commencing on the Amortization Date, Borrowers shall make consecutive equal monthly payments of principal and accrued and unpaid interest based on a notional thirty (30) month repayment period (without any change to the Term Loan Maturity Date) (the “Modified Repayment Schedule”), and provided further that if the Applicable Rate is adjusted in accordance with its terms, the amortization schedule and the required monthly installment shall be recalculated based on the adjusted Applicable Rate and the remaining number of Payment Dates through the Term Loan Maturity Date. Any and all unpaid Obligations, including principal and accrued and unpaid interest in respect of the Term Loans, the fees and payments due pursuant to the Fee Letter, and other fees and other sums, if any, shall be due and payable in full on the Term

Loan Maturity Date. The Term Loans may only be prepaid in accordance with Sections 2.2(c) or (d).
1.4 Section 2.2(d) of the Agreement is hereby amended to change the reference to “ten (10) Business Days” to “twelve (12) Business Days”.
1.5 Section 2.2 of the Agreement is hereby amended by adding a new subsection (e) thereto to read as follows:
(e)    Conversion at Lenders’ Election.
(i) Conversion Election. Lenders may jointly elect at any time and from time to time after the Fourth Amendment Effective Date prior to the payment in full of the Loans to convert any portion of the principal amount of the Loans then outstanding (the “Conversion Amount”) into shares of Common Stock (the “Conversion Shares”) at the Conversion Price pursuant to a Conversion Election Notice, to be delivered at the direction of Lenders by the Administrative Agent to Borrower Representative, provided that the aggregate principal amount so converted shall not exceed $5,000,000. A Conversion Election Notice, once delivered, shall be irrevocable unless otherwise agreed in writing by Borrower Representative. On the third trading day after a Conversion Election Notice has been duly delivered in accordance with the foregoing, Borrower Representative shall credit to each Designated Holder a number of shares of Common Stock equal to (x) the Conversion Amount indicated in the applicable Conversion Election Notice divided by (y) Conversion Price.
(ii) Reservation of Shares. Borrower Representative shall reserve from its duly authorized capital stock not less than the number of shares of Common Stock that may be issuable pursuant to this Section 2.2(e). Upon issuance of Conversion Shares pursuant to this Section 2.2(e), such shares shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof.
(iii) Rule 144. With a view to making available to Designated Holders the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the Securities and Exchange Commission (the “SEC”) that may at any time permit Designated Holders to sell shares of Common Stock issued pursuant to a Conversion Election Notice to the public without registration, Borrower Representative covenants and agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until six (6) months after such date as all of Conversion Shares issued may be sold without restriction by Designated Holders pursuant to Rule 144 or any other rule of similar effect; (ii) file with the SEC in a timely manner (or obtain extensions in respect thereof and file within the applicable grace period) all reports and other documents required of Borrower Representative under the 1934 Act; and (iii) furnish to Designated Holders, upon request, as long as Designated Holders own any shares of Common Stock issued pursuant to a Conversion Election Notice, such information as may be reasonably requested in order to avail Designated Holders of any rule or regulation of the SEC that permits the selling of any Conversion Shares issued without registration.
(iv) Authorization. For so long as Designated Holders hold any shares of Common Stock issued pursuant to this Section 2.2(e), Borrower Representative shall use its commercially reasonable efforts to maintain the Common Stock’s authorization for listing on the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market (or on another national securities exchange) and Borrower Representative shall not take any action which could reasonably be expected to result in the delisting or suspension of the Common Stock on such national securities exchange on which the Common Stock is listed.
(v) Limitations on Conversion.
(1) Beneficial Ownership. Notwithstanding anything herein to the contrary, Borrower Representative shall not issue a number of Conversion Shares pursuant to this Section 2.2(e) to the extent that, upon such issuance, the number of shares of Common Stock then beneficially owned by each Designated Holder and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with such Designated Holders for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of Common Stock then issued and outstanding (the “9.985% Cap”); provided that the 9.985% Cap shall only apply to the extent that the Common Stock is deemed to constitute an “equity security” pursuant to Rule 13d-1(i) promulgated under the Exchange Act, provided further that Lenders shall have the right, upon 61 days’ prior written notice to Borrower Representative, to waive the 9.985% Cap.
(2) Principal Market Regulation. Borrower Representative shall not issue a number of Conversion Shares pursuant to this Section 2.2(e), if the issuance of such shares together with any previously issued Conversion Shares, would result in (A) the issuance of more than 19.99% of the Common Stock outstanding as of the date of this Agreement or (B) Designated Holders, together with their Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with such Designated Holder for purposes of Section 13(d) of the Exchange Act, beneficially owning in excess of 19.99% of the then outstanding Common Stock.
(3) Beneficial Ownership Determination. For purposes of this Section 2.2(e), “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the SEC, and the percentage held by each Designated Holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. Upon the written request of Administrative Agent, Borrower Representative shall, within two (2) trading days, confirm to the Administrative Agent the number of Shares then outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act.
(vi) Certain Adjustments. If Borrower Representative declares or pays a dividend or distribution on the outstanding shares of the Applicable Stock payable in common stock or other securities or property (other than cash), then upon exercise of any conversion option in accordance with this Section 2.2(e), for each Conversion Share acquired, Designated Holder shall receive, without additional cost to Designated Holder, the total number and kind of securities and property which Designated Holder would have received had Designated Holder owned the Conversion Shares of record as of the date the dividend or distribution occurred. Upon any event whereby all of the outstanding shares of the Common Stock are reclassified, converted, exchanged, combined, substituted, or replaced for, into, with or by securities of a different class and/or series, then from and after the consummation of such event, the Conversion Shares issuable will be the number, class and series of securities that Designated Holder would have received had the Conversion Shares been outstanding on and as of the consummation of such event. The provisions of this Section 2.2(e)(vii) shall similarly apply to successive reclassifications, exchanges, combinations substitutions, replacements or other similar events.
(vii) No Fractional Shares. Upon conversion of the Conversion Amount into Conversion Shares, any fraction of a share will be rounded down to the next whole share of the Conversion Shares, and in lieu of such fractional shares to which the Designated Holder would otherwise be entitled, the Borrower Representative shall, at its option, either pay the Designated Holder cash equal to such fraction multiplied by the Conversion Price, or return such amount to principal under the Loan.
1.6 Section 6.2 of the Agreement is hereby amended by adding a new subsection (n) thereto to read as follows:
(n)    Board Materials. Promptly and in any event within five (5) Business Days after delivery to the members of Borrower Representative’s Board, copies of materials that Borrower Representative provides to its Board in connection with meetings thereof, including any reports with respect to its operations or performance; provided, however, that the Borrower Representative reserves the right to withhold, exclude or redact any such materials or information as reasonably necessary in order to (A) protect highly confidential proprietary information, (B) preserve the attorney client privilege or (C) avoid conflicts of interest, or for other similar reasons; provided, further, that Administrative Agent hereby agrees (i) to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided, and (ii) to be bound by the internal policies (including without limitation, conflicts of interest and insider trading policies) of the Borrower Representative.
1.7 Section 12.2(a) of the Agreement is hereby amended and restated in its entirety with respect thereto.
(a)    Successors and Assigns Generally. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. No Borrower may assign this Agreement or any rights or obligations under it without Lenders’ prior written consent (which may be granted or withheld in each Lender’s reasonable discretion). Each Lender has the right, without the consent of or notice to Borrowers, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, such Lender’s obligations, rights, and benefits under this Agreement and the other Loan Documents (other than the Warrant, as to which assignment, transfer and other such actions are governed by the terms thereof).
1.8 Section 12.8 of the Agreement is hereby amended by adding the following after the first sentence therein: “It is agreed that any change to the definition of “Designated Holder” (and any change to this Agreement that would modify the consent required pursuant to this sentence) shall require the consent of the Collateral Trustee.”
1.9 Exhibit A to the Agreement is hereby amended by adding or amending and restating, as applicable, the defined term set forth below therein:
“Amortization Date” means March 1, 2023.
“Common Stock” means the common stock of Borrower Representative.
“Conversion Amount” has the meaning set forth in Section 2.2(e)(i).
“Conversion Election Notice” means a notice in the form attached hereto as Exhibit H.
“Conversion Price” means $13.30 per share of Common Stock, subject to adjustment in accordance with Section 2.2(e)(i).
“Conversion Shares” has the meaning set forth in Section 2.2(e)(i).
“Designated Holder” means a Lender or any Affiliate designated by a Lender in the Conversion Election Notice, provided that the Designated Holder for K2 HealthVentures LLC and any successor, transferee or assignee thereof as Lender, which is an affiliate of K2 HealthVentures LLC, shall be K2 HealthVentures Equity Trust LLC.
“Fourth Amendment Effective Date” means June 16, 2021.
“Fourth Tranche Term Loan” has the meaning set forth in Section 2.2(a)(iv).
“Fourth Tranche Term Loan Commitment” means, as to any Lender, the aggregate principal amount of Fourth Tranche Term Loans committed to be made by such Lender, as set forth on Schedule 1 hereto.
“Modified Repayment Schedule” has the meaning set forth in Section 2.2(b).
“Obligations” means all of Borrowers’ and each other Loan Party’s obligations to pay the Loans when due, including principal, interest, fees, Lender Expenses, the fees pursuant to the Fee Letter, and any other amounts due to be paid by a Borrower or Loan Party, and each Borrower’s and Loan Party’s obligation to perform its duties under the Loan Documents (other than the Warrant), and any other debts, liabilities and other amounts any Borrower or Loan Party owes to any Lender at any time, whether under the Loan Documents to which it is a party or otherwise (but excluding obligations arising under the Warrant), including, without limitation, interest or Lender Expenses accruing after Insolvency Proceedings begin (whether or not allowed), and any debts, liabilities, or obligations of any Borrower or Loan Party assigned to any Lender, which shall be treated as secured or administrative expenses in the Insolvency Proceedings to the extent permitted by applicable law. Notwithstanding the foregoing, “Obligations” shall not include obligations arising any right to invest (including any obligations under Section 6.14), any warrants or any other equity instruments.

“Warrant” means, collectively, each Warrant to Purchase Common Stock dated as of the Fourth Amendment Effective Date executed by Borrower Representative in favor of each Designated Holder, as amended, modified, supplemented, extended or restated from time to time.
1.10 Exhibit C to the Loan Agreement is hereby amended and restated as set forth in Exhibit C hereto.
1.11 Exhibit D to the Loan Agreement is hereby amended and restated as set forth in Exhibit D hereto.
1.12 A new Exhibit H is hereby added to the Loan Agreement in the form attached hereto as Exhibit H.
1.13 Schedule 1 is hereby amended and restated as set forth in Schedule 1 attached hereto.
2.REPRESENTATIONS AND WARRANTIES
2.1 Borrowers represent and warrant that:
(a) the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and no Default or Event of Default has occurred and is continuing;
(b) each Borrower has the power and authority to execute and deliver this Amendment and perform its obligations under the Agreement, as modified by this Amendment;
(c) the execution and delivery by each Borrower of this Amendment, and the performance by each Borrower of its obligations under the Agreement, as modified by this Amendment, have been duly authorized by all requisite action;
(d) the execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Agreement, as modified by this Amendment, do not and will not contravene (i) any material Requirement of Law, (ii) any material contractual restriction in any material agreement with a Person binding on such Borrower, (iii) any order, judgment or decree of any Governmental Authority binding on such Borrower, or (iv) the Operating Documents of such Borrower, and do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any Governmental Authority, except as already has been obtained or made; and
(e) this Amendment has been duly executed and delivered by each Borrower and is the binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
3.CONDITIONS TO EFFECTIVENESS
The effectiveness of this Amendment is subject to the following conditions precedent:
3.1 Administrative Agent shall have received
(a) this Amendment, duly executed by Borrowers;
(b) a Warrant to Purchase Common Stock, duly executed by Borrower Representative,
(c) an updated Perfection Certificate, duly executed by Borrower Representative;
(d) a certificate of Borrower, duly executed by a Responsible Officer, certifying and attaching (i) the Operating Documents, (ii) resolutions duly approved by the Board, and (iii) a schedule of incumbency;

3.2 Borrowers shall have paid the amendment fee due pursuant to the amended and restated fee letter and any Lender Expenses due and payable as of the date hereof, which Borrowers hereby authorize may be debited by Administrative Agent, in accordance with Section 2.5 of the Agreement.
4.GENERAL PROVISIONS
4.1 Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement and this Amendment shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Administrative Agent or Lenders under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of the Loan Documents entered into in connection with the Agreement, and that the security interest as granted pursuant to the Loan Agreement continues from the Closing Date.
4.2 This Amendment and the Loan Documents represent the entire agreement with respect to this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
4.3 This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
4.4 This Amendment shall constitute a Loan Document. Accordingly, the provisions of Section 11 of the Agreement shall likewise apply to this Amendment.
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[SIGNATURE PAGE TO FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT]
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

BORROWER REPRESENTATIVE: EVELO BIOSCIENCES, INC. By /s/ Balkrishan (Simba) Gill, Ph.D. Name: Balkrishan (Simba) Gill, Ph.D. Title: President and Chief Executive Officer

[SIGNATURE PAGE TO FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT]

ADMINISTRATIVE AGENT: K2 HEALTHVENTURES LLC By: /s/ Parag Shah Name: Parag Shah Title: Managing Director and Chief Executive Officer

LENDER: K2 HEALTHVENTURES LLC By: /s/ Parag Shah Name: Parag Shah Title: Managing Director and Chief Executive Officer

EXHIBIT C
LOAN REQUEST

Date: _____________________________
Reference is made to that certain Loan and Security Agreement, dated July 19, 2019 (as amended, restated, supplemented or otherwise modified, from time to time, the “Agreement”), among EVELO BIOSCIENCES, INC., a Delaware corporation (“Borrower Representative”), and each other Person party thereto as a borrower from time to time (collectively, “Borrowers”, and each, a “Borrower”), K2 HEALTHVENTURES LLC and any other lender from time to time party thereto (collectively, “Lenders”, and each, a “Lender”), K2 HEALTHVENTURES LLC, as administrative agent for Lenders (in such capacity, and together with its successors, “Administrative Agent”), and ANKURA TRUST COMPANY, LLC, as collateral agent for Lenders (in such capacity, together with its successors, “Collateral Trustee”). Capitalized terms have meanings as defined in the Agreement.
Borrower Representative hereby requests a Loan in the amount of $[    ] on [    ] (the “Funding Date”) pursuant to the Agreement, and authorizes Lenders to:
(a)Wire Funds to:

Bank:
Address:

ABA Number:
Account Number:
Account Holder:
(b)Deduct amounts from the foregoing advance to be applied to Lender Expenses and outstanding fees then due as set forth on the attached Schedule 1.
Borrower Representative represents that each of the conditions precedent to the Loans set forth in the Agreement are satisfied and shall be satisfied on the Funding Date, including but not limited to: (i)  the representations and warranties set forth in the Agreement and in the other Loan Documents to which it is a party are and shall be true and correct in all material respects on and as of the Funding Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case they remain true and correct in all material respects as of such earlier date); provided, however, that such materiality qualifiers shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, (ii) no Default or Event of Default has occurred and is continuing, and (iii) no event that has had or would reasonably be expected to have a Material Adverse Effect has occurred and is continuing.
Borrower Representative agrees to notify Lenders promptly before the Funding Date if any of the matters which have been represented above shall not be true and correct in all material respects on the Funding Date and if Lenders have received no such notice before the Funding Date then the statements set forth above shall be deemed to have been made and shall be deemed to be true and correct in all material respects as of the Funding Date.
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    C-1

[SIGNATURE PAGE TO LOAN REQUEST]
This Loan Request is hereby executed as of the date first written above.

BORROWER REPRESENTATIVE: EVELO BIOSCIENCES, INC. By:______________________ Name: ___________________ Title: ____________________

    C-2

EXHIBIT D
COMPLIANCE CERTIFICATE

TO: K2 HEALTHVENTURES LLC, as Administrative Agent Date: _____________________________ FROM: EVELO BIOSCIENCES, INC.
Reference is made to that certain Loan and Security Agreement, dated July 19, 2019 (as amended, restated, supplemented or otherwise modified, from time to time, the “Agreement”), among EVELO BIOSCIENCES, INC., a Delaware corporation (“Borrower Representative”), and each other Person party thereto as a borrower from time to time (collectively, “Borrowers”, and each, a “Borrower”), K2 HEALTHVENTURES LLC and any other lender from time to time party thereto (collectively, “Lenders”, and each, a “Lender”), K2 HEALTHVENTURES LLC, as administrative agent for Lenders (in such capacity, and together with its successors, “Administrative Agent”), and ANKURA TRUST COMPANY, LLC, as collateral agent for Lenders (in such capacity, together with its successors, “Collateral Trustee”). Capitalized terms have meanings as defined in the Agreement.
The undersigned authorized officer of Borrower Representative, solely in his or her capacity as an officer of Borrower Representative and not in his or her individual capacity, hereby certifies in accordance with the terms of the Agreement as follows:
(1) Each Borrower is in compliance for the period ending              with all covenants set forth in the Agreement; (2) no Event of Default has occurred and is continuing; and (3) the representations and warranties in the Agreement are true and correct in all material respects on this date; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.
The undersigned certifies that all financial statements delivered herewith are prepared in accordance with GAAP (other than, with respect to unaudited financials for the absence of footnotes and being subject to normal year-end adjustments), consistently applied from one period to the next. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required		Complies
Monthly financial statements and Compliance Certificate	Monthly, within 30 days		Yes No
A/R and A/P Aging Reports	Together with monthly financial statements (upon request)		Yes No
Quarterly financial statements	Quarterly, within 45 days (deemed delivered by posting/linking related SEC filing to/on Borrower Representative’s website)		Yes No
Annual Projections	Annually, within 30 days of fiscal year end or within 5 Business Days of any Board approval of a material update thereto		Yes No
Annual audited financial statements and any management letters	Annually, within 90 days of fiscal year end (deemed delivered by posting/linking related SEC filing to/on Borrower Representative’s website)		Yes No
Statements, reports and notices to Subordinated Debt holders	Within 5 Business Days of delivery		Yes No
SEC filings	Within 5 Business Days after filing with SEC (deemed delivered by posting to/linking on Borrower Representative’s website)		Yes No
Legal action notices and updates (claims over $500,000)	Promptly		Yes No
IP report	At the end of each calendar quarter		Yes No
Bank account statements (with transaction detail)	Together with monthly financial statements (upon request) or when received		Yes No
Board Package	Within 5 Business Days of delivery to the Board		Yes No
Product related material correspondence, reports, documents and other filings	Within 5 Business Days after receipt		Yes No
Other Covenants	Required	Actual	Complies
Equipment financing Indebtedness (not existing on such Equipment when acquired or Equipment considered Excluded Inventory and Equipment)	Not to exceed $500,000 outstanding	$	Yes No
Cash repurchases of stock from former employees, officers and directors (not including cancellation of Indebtedness)	Not to exceed $500,000 per fiscal year in cash	$	Yes No
Deposits or pledges for bids, tenders, contracts, leases, surety or appeal bonds	Not to exceed $250,000 at any time	$	Yes No
Letter of credit reimbursement obligations and associated cash collateral	Not to exceed $2,500,000 at any time	$	Yes No
JPM UK Account	Not to exceed $500,000	$	Yes No
Investments (i) among Loan Parties, (ii) by Subsidiaries which are not

Other Matters

Please list any SEC filings made since the most recently delivered Compliance Certificate: [ ] None

_______________________________________________________________________
_______________________________________________________________________
_______________________________________________________________________
_______________________________________________________________________

Has any Borrower changed its legal name, jurisdiction of organization or chief executive office? If yes, please complete details below:

_______________________________________________________________________
	Yes	No
Have any new Subsidiaries been formed? If yes, please provide complete schedule below.	Yes	No

Legal Name of Subsidiary	Jurisdiction of Organization	Holder of Subsidiary Equity Interests	Equity Interests Certificated? (Y/N)	Jurisdiction

Do Subsidiaries which are not Loan Parties maintain (i) cash and other assets with an aggregate value for all such Subsidiaries in excess of 10% of consolidated assets, (ii) revenue in excess of 10% of consolidated revenues for any twelve month period then ended, (iii) any Intellectual Property which is material to the business of Borrowers as a whole, or (iv) any contracts which are material to the business of Borrowers as a whole? If yes, please attach relevant details.	Yes	No

Have any new Deposit Accounts or Securities Accounts been opened? If yes, please complete schedule below.	Yes	No

Accountholder	Deposit Account / Intermediary	Address	Account Number	Account Control Agreement in place? (Y/N)

Is there any new Product material to the Loan Parties’ business not previously disclosed on the Perfection Certificate or any prior Compliance Certificate? If yes, please complete details below:	Yes	No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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BORROWER REPRESENTATIVE: EVELO BIOSCIENCES, INC. By: Name: Title:

EXHIBIT H
CONVERSION ELECTION NOTICE

Date: _______________________
Reference is made to that certain Loan and Security Agreement, dated July 19, 2019 (as amended, restated, supplemented or otherwise modified, from time to time, the “Agreement”), among EVELO BIOSCIENCES, INC., a Delaware corporation (“Borrower Representative”), and each other Person party thereto as a borrower from time to time (collectively, “Borrowers”, and each, a “Borrower”), K2 HEALTHVENTURES LLC and any other lender from time to time party thereto (collectively, “Lenders”, and each, a “Lender”), K2 HEALTHVENTURES LLC, as administrative agent for Lenders (in such capacity, and together with its successors, “Administrative Agent”), and ANKURA TRUST COMPANY, LLC, as collateral agent for Lenders (in such capacity, together with its successors, “Collateral Trustee”). Capitalized terms have meanings as defined in the Agreement.
The undersigned Lender hereby elects to convert $[__________________] of the outstanding Term Loans into Conversion Shares.

Please issue the Conversion Shares in the following name and to the following address:
Issue to: [______________]
    [______________]
    [______________]
[LENDER]
By:
Title:
Dated:
DTC Participant Number and Name (if electronic book entry transfer):
Account Number (if electronic book entry transfer):

    H - 1

ACKNOWLEDGMENT
Borrower Representative hereby acknowledges this Conversion Notice and hereby directs [TRANSFER AGENT] to issue the above indicated number of shares of Common Stock of Evelo Biosciences, Inc.
EVELO BIOSCIENCES, INC.
By:
Name:
Title:

    H - 2

SCHEDULE 1
COMMITMENTS

LENDER	FIRST TRANCHE TERM LOAN COMMITMENT	SECOND TRANCHE TERM LOAN COMMITMENT	THIRD TRANCHE TERM LOAN COMMITMENT	FOURTH TRANCHE TERM LOAN COMMITMENT	TOTAL COMMITMENTS
K2 HEALTHVENTURES LLC	$20,000,000.00	$10,000,000.00	EXPIRED	$15,000,000.00	$45,000,000.00